AFL-CIO HOUSING INVESTMENT TRUST Kenmore Plaza Chicago, IL PROJECT DESCRIPTION The AFL-CIO Housing Investment Trust (HIT) financed the $60.7 million rehabilitation of the Kenmore Plaza Apartments in Chicago, Illinois. The project is a 28-story, 324-unit building that provides affordable housing exclusively to the elderly. The rehabilitation work included reducing the operating costs of the building through the use of durable and easy to maintain materials and energy efficient equipment, improving energy and water efficiency over the long term, as well as upgrading the current residential units, floor hallways, interior ground floor, and building exteriors and the construction of a small addition to the existing structure. HIT ROLE The HIT provided $22.9 million of financing for the Kenmore Plaza Apartments through the purchase of Ginnie Mae construction loan certificates and a permanent loan certificate in June 2015. The HIT worked with Draper & Kramer in order to facilitate the financing for the rehabilitation of the project. SOCIAL IMPACT The HIT investment helped preserve a historically significant residential development that has been a major source of elderly affordable housing for Chicago residents since 1973. With this new financing, tenants of 140 of the units have been provided with project-based voucher rental assistance funded by the U.S. Department of Housing and Urban Development. 129 of the property’s units are subject to a “Housing Assistance Payments” (HAP) contract. The remaining 52 units have tenant income restrictions: 34 of the units are restricted to tenant incomes less than 50% the area median income and 18 units are restricted to tenant incomes between 50% and 80% of the area median income. The rehabilitation work helped Kenmore Plaza meet modern energy and water usage efficiency standards. The project generated an estimated 110 union construction jobs.* *Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

“Investing in HIT projects is an investment in working families and why I am proud to stand in support of the AFL-CIO HIT initiative and the innovative work they are able to accomplish.” -Chicago Treasurer Kurt Summers ABOUT THE HIT The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com. This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing. AFL-CIO HOUSING INVESTMENT TRUST2401 Pennsylvania Ave, NW Suite 200 Washington D.C. 20037T: 202-331-8055 | F: 202-331-8190 | www.aflcio-hit.com